Fulton Financial Corporation

2007 Annual Meeting

May 7, 2007

Fulton Financial Corporation

Report of Judge of Election



R. Scott Smith, Jr.

Chairman, Chief Executive Officer and President

Yield curve comparison


6.40
5.90
5.40
4.90
4.40
Percent
Normal Yield Curve
Actual Yield Curve 4-25-2007
3 Mo
6 Mo
2 Yr
3 Yr
5 Yr
10 Yr
Term

Inverted yield curve duration

- Since 1971: 7 months
- Current yield curve: 11 months

Fulton Financial Corporation

Stock Performance

Stock performance

- Year-end 2005: $16.76
- Year-end 2006: $16.70

- 2006 total return: 3.3%

Fulton Financial Corporation

Addressing the challenges

Resource Mortgage

- Program was stopped in February
- Fulton Financial senior management team member reviews and oversees all lending activities at Resource Mortgage

Economy/operating environment

Margin pressure – continued challenge

To change:

- Increase loan volume

  and/or

- More friendly interest rate environment

Our focus

- Increasing non-interest income
- Reducing expenses
- Improving productivity

Increasing non-interest income

- Company-wide promotions to increase referrals for fee-generating products and services:
  - Fulton Financial Advisors
  - Cash Management
  - Credit and debit cards
  - Leasing
  - International services

Additional services

PENN

BUSINESS
CREDIT, L.L.C.

Global Exchange Group

A division of Fulton Bank

Key Organic Growth Markets


FULTON FINANCIAL
CORPORATION
The Bank
Delaware National Bank
FNB Bank
Fulton Bank
Hagerstown Trust
Lafayette Ambassador Bank
Lebanon Valley Farmers Bank
The Peoples Bank of Elkton
Resource Bankshares Corporation
Skylands Community Bank
Swineford National Bank
Columbia Bank
Pennsylvania
LYCOMING
COLUMBIA
MONTOUR
CENTRE
UNION
SNYDER
NORTHUMBERLAND
NORTHAMPTON
SCHUYLKILL
LEHIGH
DAUPHIN
LEBANON
BERKS
BUCKS
CUMBERLAND
YORK
CHESTER
New Jersey
SUSSEX
WARREN
MORRIS
SOMERSET
HUNTERDON
MIDDLESEX
MERCER
MONMOUTH
CAMDEN
OCEAN
GLOUCESTER
WASHINGTON
Maryland
CECIL
NEW CASTLE
FREDERICK
HOWARD
MONTGOMERY
BALTIMORE CITY
FAIRFAX
KENT
SUSSEX
Delaware
Virginia
RICHMOND (City)
NEWPORT NEWS
VIRGINIA BEACH
CHESAPEAKE
Key Organic Growth Markets

Controlling expenses

- Standardize and centralize where appropriate
- Increase productivity through technology

Bank integration

- Premier Bank → Fulton Bank
- First Washington → The Bank
- Somerset Valley → Skylands
- Lebanon Valley → Fulton Bank

Purpose of consolidations

- More efficient operation
- More effectively leverage brand over larger market while maintaining local authority

The future

- Continued focus on enhancing the value of your investment over time
- Leverage company strengths to create value for:
  - Shareholders
  - Employees
  - Customers
  - Communities we serve

Fulton Financial Corporation

The value of our stock

EPS growth

PEER GROUP

	Ticker	Company Name	City	State	Diluted EPS 2006	2005	%
1	TSFG	South Financial Group, Inc.	Greenville	SC	1.49	0.94	58.5%
2	WTNY	Whitney Holding Corporation	New Orleans	LA	2.20	1.63	35.0%
3	ONB	Old National Bancorp	Evansville	IN	1.20	0.93	29.0%
4	TRMK	Trustmark Corporation	Jackson	MS	2.09	1.81	15.5%
5	CNB	Colonial BancGroup, Inc.	Montgomery	AL	1.72	1.52	13.2%
6	FCNCA	First Citizens BancShares, Inc.	Raleigh	NC	12.12	10.82	12.0%
7	CFR	Cullen/Frost Bankers, Inc.	San Antonio	TX	3.42	3.07	11.4%
8	UMBF	UMB Financial Corporation	Kansas City	MO	1.40	1.30	7.7%
9	FMBI	First Midwest Bancorp, Inc.	Itasca	IL	2.37	2.21	7.2%
10	BXS	BancorpSouth, Inc.	Tupelo	MS	1.57	1.47	6.8%
11	FRC	First Republic Bank	San Francisco	CA	2.21	2.08	6.2%
12	FULT	Fulton Financial Corporation	Lancaster	PA	1.06	1.00	6.0%
13	BOKF	BOK Financial Corporation	Tulsa	OK	3.16	3.01	5.0%
14	BOH	Bank of Hawaii Corporation	Honolulu	HI	3.52	3.41	3.2%

EPS growth (continued)

PEER GROUP

	Ticker	Company Name	City	State	Diluted EPS 2006	2005	%
15	CBSH	Commerce Bancshares, Inc.	Kansas City	MO	3.09	3.01	2.70%
16	SKYF	Sky Financial Group, Inc.	Bowling Green	OH	1.72	1.69	1.80%
17	MRBK	Mercantile Bankshares Corporation	Baltimore	MD	2.3	2.26	1.80%
18	CYN	City National Corporation	Beverly Hills	CA	4.66	4.6	1.30%
19	VLY	Valley National Bancorp	Wayne	NJ	1.4	1.42	-1.40%
20	ASBC	Associated Banc-Corp	Green Bay	WI	2.38	2.43	-2.10%
21	SUSQ	Susquehanna Bancshares, Inc.	Lititz	PA	1.66	1.7	-2.40%
22	GBBK	Greater Bay Bancorp	Palo Alto	CA	1.6	1.64	-2.40%
23	TCB	TCF Financial Corporation	Wayzata	MN	1.9	2	-5.00%
24	UBSI	United Bankshares, Inc.	Charleston	WV	2.13	2.33	-8.60%
25	WL	Wilmington Trust Corporation	Wilmington	DE	2.06	2.43	-15.20%
26	IBOC	International Bancshares Corporation	Laredo	TX	1.83	2.18	-16.10%
27	CRBC	Citizens Republic Bancorp	Flint	MI	1.47	1.85	-20.50%
28	FMER	FirstMerit Corporation	Akron	OH	1.18	1.56	-24.40%
		Average					4.50%
		Median					2.90%

Five-year total shareholder return

Rank	Company Name	Ticker	City	State	12-31-01 to 12-29-06
1	First Republic Bank	FRC	San Francisco	CA	154.13%
2	Bank of Hawaii Corporation	BOH	Honolulu	HI	138.47%
3	First Citizens BancShares, Inc.	FCNCA	Raleigh	NC	116.14%
4	Colonial BancGroup, Inc.	CNB	Montgomery	AL	115.47%
5	Cullen/Frost Bankers, Inc.	CFR	San Antonio	TX	104.30%
6	International Bancshares Corporation	IBOC	Laredo	TX	99.31%
7	UMB Financial Corporation	UMBF	Kansas City	MO	98.62%
8	Whitney Holding Corporation	WTNY	New Orleans	LA	97.20%
9	BOK Financial Corporation	BOKF	Tulsa	OK	94.06%
10	Associated Banc-Corp	ASBC	Green Bay	WI	93.44%
11	BancorpSouth, Inc.	BXS	Tupelo	MS	89.17%
12	Commerce Bancshares, Inc.	CBSH	Kansas City	MO	73.43%
13	South Financial Group, Inc. (The)	TSFG	Greenville	SC	68.46%
14	City National Corporation	CYN	Beverly Hills	CA	67.79%
15	**Fulton Financial Corporation**	**FULT**	**Lancaster**	**PA**	**62.67%**

Five-year total shareholder return

Rank	Company Name	Ticker	City	State	12-31-01 to 12-29-06
16	United Bankshares, Inc.	UBSI	Charleston	WV	56.55%
17	Wilmington Trust Corporation	WL	Wilmington	DE	56.49%
18	Susquehanna Bancshares, Inc	SUSQ	Lititz	PA	55.88%
19	Trustmark Corporation	TRMK	Jackson	MS	54.25%
20	First Midwest Bancorp, Inc.	FMBI	Itasca	IL	51.98%
21	Valley National Bancorp	VLY	Wayne	NJ	44.77%
22	TCF Financial Corporation	TCB	Wayzata	MN	32.34%
23	FirstMerit Corporation	FMER	Akron	OH	10.08%
24	Old National Bancorp	ONB	Evansville	IN	8.29%
25	Greater Bay Bancorp	GBBK	Palo Alto	CA	2.82%
26	Citizens Republic Bancorp	CRBC	Flint	MI	-1.28%
	Average				65.89%
	Median				68.13%

Source - SNL interactive total return calculator

Analysts

Boenning & Scattergood	Market perform
Citigroup	Hold
Ferris Baker Watts	Neutral
Janney Montgomery Scott	Neutral
Keefe Bruyette & Woods	Market perform
Piper Jaffray Companies	Market perform
RBC Capital Markets	Underperform
Sandler O'Neill & Partners	Hold
Standard & Poors	Hold
Stifel Nicolaus	Market perform
SunTrust Robinson Humphrey	Hold

Going forward

- Greater personal accountability through management scorecards
- Continue to embrace longstanding corporate values

Special milestones

- 25th anniversary
- 125th anniversary

Fulton Financial Corporation

- 12 banks
- 3 financial services affiliates
- 5 states
- 265 branches

THE COLUMBIA BANK

2006 milestones

- 25 years of record earnings
- 32 years of dividend increases
  - Compounded annual growth rate: 10.1%

10-year dividend growth


0.2202
0.2423
0.2672
0.2942
0.3280
0.3662
0.4050
0.4524
0.4932
0.5400
0.5810
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006

Cash dividend

- Increased to 15 cents
- Payable on July 15
- Record date: June 20
- Dividend yield: 4%

Rate of return since 1982

- Compounded rate of return: **13%**
- With dividend reinvestment: **17%**

Annual Report


A BALANCED DESIGN
FOR GROWTH

A Balanced Design for Growth

















The Fulton Financial Team



Leadership development training

- Individuals capable of higher levels of accountability/responsibility
- Work in teams
- Focus on a specific topic

Strategic plan missions

Superior financial performance

Strategic plan missions

Superior operating efficiencies

Strategic plan missions

Superior customer experience

Strategic plan missions

Superior employee satisfaction

Strategic Plan Missions

- Superior financial performance
- Superior operating efficiencies
- Superior customer experience
- Superior employee satisfaction



R. Scott Smith, Jr.

Chairman, Chief Executive Officer and President

Shareholder CD offer

- Mailed with your proxy statement
- ¼ of 1% bonus rate
- $5,000 in new money

Special Offer to Fulton Financial Corporation Shareholders

Valid through December 31, 2007 • *Please do not discard!*

Last year, for the first time ever, Fulton Financial Corporation introduced a special Certificate of Deposit offer to our shareholders.

As a result of the positive response, we are again pleased to bring you this exclusive opportunity, but this time we are providing you with even greater flexibility!

¼ of 1% Bonus

ON A CERTIFICATE OF DEPOSIT OF ANY TERM*

Fulton Financial Corporation

Questions and Answers

Fulton Financial Corporation

2007 Annual Meeting

May 7, 2007